SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

               ----------------------------------

                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 9, 1996
                                                  ---------------


                    PARKWAY PROPERTIES, INC.
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     (Exact name of Registrant as specified in its charter)



Maryland                    1-11533                   74-2123597
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(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)


300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   ---------------


- ------------------------------------------------------------------
 (Former name or former address, if changed since last report)


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 2.   Acquisition or Disposition of Assets.

               On August 9, 1996, Parkway Atlanta, Inc., a wholly-
          owned   subsidiary   of   Parkway   Properties,    Inc.
          ("Parkway") purchased two office buildings in Atlanta, Georgia from Carfax Enterprises Limited Partnership, an unrelated party. The Falls Pointe Building contains approximately 105,655 square feet of rentable area and has a 420 space surface parking area. The Falls Pointe
          Building  was 99% leased at the date of purchase.   The
          Roswell North Building contains approximately 57,715 square feet of rentable area and has a 232 space two level parking deck. The Roswell North Building was 92%
          leased  at  the  date  of  purchase.   The  $14,000,000
          purchase price for the two building portfolio was funded from existing cash reserves.

Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements

                         It is impractical to provide the audited
               financial statements of the Falls Pointe and Roswell North buildings required by Item 7(a) of Form 8-K, but such financial statements will be filed as soon as practical but not later than 60 days after the filing of this Form 8-K.

               (b)  Pro Forma Consolidated Financial Statements.

                          The  pro  forma consolidated  financial
               statements   will  be  filed  with   the   audited
               financial statements of the Falls Pointe and Roswell North buildings.

               (c)  Exhibits.

                               (10)  Purchase and Sale  Agreement
               among Carfax Enterprises Limited Partnership, and The Parkway Company dated April 29, 1996. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:       August 23, 1996

                                        PARKWAY PROPERTIES, INC.



                                   BY:  /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Vice President, Chief Financial
                                        Officer, Treasurer and Secretary



                   PURCHASE AND SALE AGREEMENT

                              among


             CARFAX ENTERPRISES LIMITED PARTNERSHIP

                               and

                       THE PARKWAY COMPANY


                         APRIL 29, 1996

                   PURCHASE AND SALE AGREEMENT


      This Purchase and Sale Agreement ("Agreement") is made and entered into on or as of the Effective Date, by and among CARFAX ENTERPRISES LIMITED PARTNERSHIP, a Delaware limited partnership
("Seller")   and   THE  PARKWAY  COMPANY,  a  Texas   corporation
("Purchaser") to reduce to writing their understandings and agreements concerning the purchase and sale of certain improved real property and certain tangible and intangible personal property.

     WHEREAS, Seller is the owner of two separate parcels of land located on Roswell Road, Fulton County, Georgia, and on Morgan
Falls  Road,  Fulton County, Georgia (collectively, the  "Land");
and

     WHEREAS, there are certain real property improvements in, on or under the Land consisting principally, but not exclusively, of two office buildings known as the "Spalding Building" and the "Falls Pointe Office Building" (collectively, the "Improvements"); and

      WHEREAS, Seller owns and/or possesses certain items of tangible and intangible personal property (collectively "Personal
Property") used or available for use by Seller in the management, operation and/or maintenance of the Improvements; and

     WHEREAS, Seller desires to sell, transfer, assign and convey to Purchaser, and Purchaser desires to purchase and acquire from Seller, the Land and Improvements, including the Buildings (collectively "Real Property"), and the Personal Property pursuant to the terms and conditions set forth herein.

      NOW,  THEREFORE, in consideration of the premises, and  the mutual  covenants,  agreements,  representations  and  warranties
contained  in  this  Agreement,  and  intending  to  be   legally
obligated, Purchaser and Seller agree as follows:


                             ARTICLE

                        PURCHASE AND SALE

        Purchase and Sale. Subject to the provisions of, and on the basis of the covenants, agreements, representations and warranties contained in this Agreement, Seller agrees to sell, transfer, assign and convey the Real Property and the Personal Property (collectively "Assets") to Purchaser, and Purchaser agrees to purchase and acquire the Assets from Seller.

       Real Property Identified.  The Real Property includes:

             Description  of Land.  The real estate described  in
     Exhibit 2(a) attached hereto.

              Description of Improvements. The Improvements, including the Spalding Building and the Falls Pointe Office Building, all building materials, fixtures, heating, ventilation and air conditioning systems, canopies, sidewalks, walkways, planters and landscape materials, and all other real property improvements owned by Seller and located in, on or under the Land or related to, used or available for use in the ownership, conduct, operation or maintenance of the Real Property.

             Rights and Appurtenances. All and singular, the rights and appurtenances pertaining to the Real Property, including, but not limited to, any right, title and interest of Seller in and to adjacent streets, roads, alleys, easements and rights-of-way.

       Personal Property Identified.

             Description of Tangible Personal Property. The tangible Personal Property consists of all material tangible personal property owned by Seller and used or available for use by Seller in the ownership, operation and/or management of the Real Property and in the repair, operation and maintenance of the Assets, including, without limitation, all equipment, tools, machinery, furniture, furnishings, office and other supplies, inventories, spare parts and other tangible personal property located on or attached to, or used or available for use in the ownership, conduct, operation or maintenance of the Real Property. The tangible Personal Property specifically includes all tangible personal property located in any management office at the real property owned or leased by Seller.

             Description of Intangible Personal Property. The intangible Personal Property consists of all material intangible personal property owned by Seller and used by Seller in the ownership, operation and/or management of the Real Property and in the repair, operation and maintenance of the Assets and includes, without limitation, (i) all assignable guarantees and warranties (including those pertaining to construction of the Improvements, if any);
     (ii) all assignable licenses and other permits relating to the Assets or the operation thereof; (iii) all assignable contracts, agreements and contract rights; (iv) Seller's interest in all utilities, utility connections and utility rights in connection with the Assets; (v) all rights to use the name "Spalding Building" and "Falls Pointe Office Building" on a non-exclusive basis; and (vi) all leases, tenancies and rental agreements or arrangements (collectively "Leases") with tenants, and security, damage and other deposits and payments which have been collected by Seller with respect to the Leases and not retained by Seller in accordance with the terms of the Leases (collectively "Deposits").

              Other   Rights  Included.   The  Personal  Property
     includes such other rights, interests and property as may be
     specified   in  this  Agreement  to  be  sold,  transferred,
     assigned or conveyed by Seller to Purchaser.

                             ARTICLE

                         PURCHASE PRICE

        Escrow Deposit. Purchaser shall within two (2) business days following the Effective Date deliver to Metropolitan Title Agency, Inc., as agent for Chicago Title Insurance Company
("Title Company") the sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) ("Escrow Deposit") in lawful funds of the United States of America. If Purchaser elects not to proceed with this transaction prior to the conclusion of the Inspection Period, then Title Company shall refund to Purchaser the Escrow Deposit and all interest accrued thereon. If Purchaser elects to proceed with this transaction at the conclusion of the Inspection Period, the Escrow Deposit and all interest thereon, shall become non-refundable to Purchaser but shall be credited toward the Purchase Price upon Closing. Title Company is hereby instructed to invest the Escrow Deposit in an FDIC insured high yield interest bearing account in the name of Purchaser. Purchaser's taxpayer identification number is 74-2123597. Purchaser and Seller hereby acknowledge and agree that all accrued interest on the deposit shall be credited to Purchaser, provided, however, in the event that this transaction does not close due to an event of default by Purchaser and through no fault of Seller, the Escrow Deposit and all accrued interest thereon shall be delivered to Seller as hereinafter set forth.

        Purchase Price. Seller agrees to sell, and Purchaser agrees to purchase, the Assets for a total purchase price equal to FOURTEEN MILLION AND NO/100 DOLLARS ($14,000,000.00) plus or minus prorations and other adjustments provided by this Agreement ("Purchase Price"), upon and in accordance with the terms and conditions of this Agreement ("Transaction"). The Purchase Price shall be allocated as follows: (a) $5,100,000 to the Spalding Building; and (b) $8,900,000 to the Falls Pointe Office Building. The Improvements Escrow described in Section shall be funded with proceeds of the Purchase Price allocated to the Falls Pointe Office Building.

        Balance  of Purchase Price.  The balance of the  Purchase
Price (of which the Escrow Deposit may be a part), plus or minus prorations, shall be paid in immediately available funds to Seller on the Closing Date.

                             ARTICLE

                         ESCROW; CLOSING

        Escrow Agent. Title Company is authorized and instructed to act as escrow agent pursuant to the terms of this Agreement. By execution of the acknowledgment attached hereto, Title Company acknowledges receipt of the Escrow Deposit. Purchaser and Seller shall execute any additional escrow instructions reasonable required by Title Company to complete the transactions provided for herein.

        Closing. Closing shall be on such date and at such place as Seller and Purchaser shall mutually determine (hereafter referred to as "Closing Date" or "Closing") provided, however, in no event shall the Closing Date be later than forty-five (45) days from the Effective Date, unless such date is extended by the mutual agreement of Seller and Purchaser. Notwithstanding the foregoing sentence, Purchaser may extend the Closing for an
additional  thirty   (30)  days if  the  condition  contained  in
Section regarding the CIGNA lease renewal has not been satisfied prior to the end of the Inspection Period. As a condition to Purchaser exercising such right to extend the Closing, Purchaser
must  provide  Seller  reasonable  evidence  that  Purchaser   is
satisfied with respect to the status of title, survey and all matters covered by the Purchaser's inspection of the Assets and that the only condition to the Escrow Deposit becoming non-refundable is satisfaction of the condition contained in Section
 .   In  such  an  event and upon satisfaction  of  the  condition contained in Section , Purchaser and Seller shall undertake to close the transaction contemplated hereby with fifteen (15) days following such satisfaction not to exceed seventy-five (75) days
from  the  Effective Date.   As used herein, Closing  shall  mean
Closing or any extension thereof as determined by Purchaser and Seller.


       Closing Costs.

             Seller's Payments. Seller shall pay the cost and expenses of (i) the survey; (ii) the title search and title insurance commitment; (iii) the fees for recording the deed conveying the Real Property; (iv) any other transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Assets; and (v) one-half of any escrow fees charged by Title Company.

             Purchaser's Payments. Purchaser shall pay (i) the premium of the owner's and/or mortgagee title policy and
     (ii) one-half of any escrow fees charged by Title Company.

             Attorneys'  Fees.   Each  party  will  pay  its  own
     attorneys' fees and expenses.

        Prorations.   The  following  prorations  shall  be  made
effective as of the Closing Date and, to the extent possible, shall be made tentatively at Closing:

             Proration Date. All prorations shall be made as of 12:01 a.m., according to the time zone in which the Assets are located, on the Closing Date, as if Purchaser were vested with title to the Assets during the entire Closing Date.

             Rents.  All rents under the Leases for the month  in
     which Closing occurs which are actually received by Seller shall be prorated as of the Closing Date. All advance payments of rents, other than for the month in which Closing occurs, and all Deposits shall be paid by Seller to the Purchaser at Closing. All rent payable prior to or for the month in which Closing occurs which have not been collected by Seller as of the Closing Date shall be delivered to Seller if and when collected by Purchaser. All rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals, if any, in the inverse order of maturity.

             Taxes.   Ad Valorem and personal property taxes  and
     assessments against the Assets for the year of Closing shall be prorated between Seller and Purchaser as of the Closing Date. If actual taxes are unknown, they shall be prorated based upon the best available information from the local taxing authority. To the extent that the actual taxes for the current year differ from the amounts so apportioned at Closing, Seller and Purchaser shall make all necessary adjustments by appropriate payments between themselves following Closing.

             Utilities. Charges for utilities serving the Assets shall be determined as of the day preceding the Closing Date, and Seller shall pay the amount of the utility charges to such date to the utility companies involved or to Purchaser in the event Purchaser is responsible for the payment of such utility charges. All utility deposits of Seller shall belong to Seller.

        Contract Charges. Charges with respect to Contracts transferred and assigned to Purchaser shall be prorated as of the Closing Date. Payments for obligations under leases of tangible Personal Property transferred and assigned to Purchaser will be prorated as of the Closing Date. Any other properly accrued items of current revenue or expense, shall be prorated as of the Closing Date. To the extent not reflected in the closing statements evidencing the transaction contemplated by this
Agreement, Purchaser and Seller agree to adjust between themselves outside of Closing any amounts which are the responsibility of the other party pursuant to this subsection.

             Operating Expenses. Except as otherwise provided herein, any and all costs, expenses and liabilities relating to the operation, management or ownership of the Assets arising or accruing prior to the Closing Date are the responsibility of the Seller and will be paid by Seller promptly upon receipt of billing therefor.

      The agreements with respect to prorations in this Section shall survive Closing. Final settlement of all prorated items, except real estate taxes if not possible, shall occur on or before 90 days after the Closing Date, or on the next business day if the 90th day is a Saturday, Sunday or legal holiday. Liabilities accruing prior to the Closing Date shall be the responsibility of Seller. Liabilities accruing on or after the Closing Date shall be the responsibility of Purchaser.

                             ARTICLE

                          TITLE MATTERS

        Title Report/Commitment for Title Insurance. Seller hereby instructs Title Company to prepare and deliver to Purchaser, Seller and the surveyor described below, at Seller's expense, as soon as possible after the Effective Date a title commitment issued by Chicago Title Insurance Company (the "Title Commitment") covering the Real Property, showing all matters affecting title to the Real Property and binding Title Company to issue to Purchaser at Closing an owner's policy of title insurance on the standard form of policy promulgated by the State of Georgia in the full amount of the Purchase Price pursuant to
Section 4.4 hereof. Seller and Purchaser further instruct Title Company to deliver to such parties copies of all instruments referenced in Schedule B, Section II of the Title Commitment.

        Survey. As soon as possible after the Effective Date, Seller shall, at its expense, deliver or cause to be delivered to Purchaser and Title Company a currently dated as-built survey of the Land and of the Improvements situated thereon (the "Survey"), prepared by a surveyor licensed by the State of Georgia reasonable acceptable to Purchaser, certified to Purchaser and Title Company by such surveyor as being true, accurate, complete and having been prepared in accordance with the minimum requirements for a Land Title Survey adopted by the American Land Title Association. The Survey shall reflect the total area of the Real Property, the location of all improvements, recorded easements and encroachments, if any, located thereon and all building and set back lines and other matters of record with respect thereto. Said Survey shall also certify that the Land is not in an area identified by an agency or department of the federal government as having special flood or mudslide hazards which require flood insurance under the Flood Insurance Act of 1968. Seller shall provide at Closing a certificate to Purchaser and Title Company if requested, that there have been no improvements made to the Real Property since the date of the Survey which would alter the depictions on the Survey.

        Title Defects. If the legal description of the Land as determined by the Survey is not consistent with the legal description contained in Exhibit 2(a) and/or the title to the Real Property is determined to be subject to conditions, encumbrances, exceptions or restrictions or if Seller's title to appurtenant rights-of-way or easements is defective (collectively "Title Defects") then Seller may at its option either cure or cause to be cured such Title Defects to Purchaser's satisfaction on or before the Closing Date. Within fifteen (15) days after receipt of the later of the Title Commitment and the Survey, Purchaser shall notify Seller of the Title Defects to be cured ("Purchaser's Notice"). Any matter disclosed in the Title Commitment and the Survey and not objected to by Purchaser shall be deemed a "Permitted Exception." Seller shall notify Purchaser of Seller's decision not to cure any Title Defect within three
(3) days after receipt of Purchaser's Notice. If the Title Defects are not cured by Seller on or before the Closing Date then Purchaser may (i) elect to waive the uncured Title Defects, or (ii) terminate this Agreement in which event Purchaser shall receive a return of the Escrow Deposit and all interest accrued thereon.

        Title Insurance. At Closing, Seller and Purchaser shall cause Title Company to issue a final update to the Title Commitment in which the "GAP" exception has been deleted, binding Title Company to issue to Purchaser an owner policy of title insurance (the "Title Policy") covering the Real Property in the full amount of the Purchase Price. The Title Policy shall be an ALTA Form 1970-B owner's policy of title insurance subject only to: (a) current non-delinquent real estate taxes and assessments;
(b) matters set forth in the Title Commitment and approved or waived by Purchaser; (c) any other matters approved in writing by Purchaser; (d) title exceptions caused by acts or omissions of Purchaser; and (e) matters excepted or excluded from coverage by the printed terms of the title insurance policy standard form (except for survey (if requested by Purchaser) and mechanics and materialmen's lien exceptions which shall be deleted).

                             ARTICLE

                      INFORMATION SCHEDULES

        Information Schedules. As soon as possible after the Effective Date, Seller shall deliver or cause to be delivered to Purchaser copies of all schedules referred to in this Agreement, including the following schedules and other information described below:

             Rent Roll. A complete list and description ("Rent Roll Schedule"), and true and complete copies, of all Leases, rental applications, occupancy inspections, rental deposit agreements, concession agreements and other agreements or documents with tenants. The Rent Roll Schedule shall include a separate schedule of (i) the tenant names, (ii) the location in the Buildings, (iii) the rental rate and deposits paid by each tenant, and (iv) the term of each Lease.

             Contracts. An itemized schedule and description ("Contracts Schedule") of all written and oral service, maintenance, management and other agreements, equipment or appliance leases, non-governmental franchises, contracts and arrangements relating or pertaining to the Assets (collectively "Contracts"). Unless Purchaser makes written request to cancel any Contract contained in the Contracts Schedule prior to the end of the Inspection Period, the Contracts contained in the Contracts Schedule shall be transferred and assigned by Seller to Purchaser at Closing. The Contracts Schedule shall include (i) the names of the parties to each Contract, (ii) the service rendered or to be rendered or the goods supplied or to be supplied under each Contract, (iii) the compensation or other amount payable by or to Seller under each Contract, (iv) the terms and conditions of termination of each Contract, and (v) indicate each Contract which is oral. In lieu of providing a detailed Contracts Schedule, Seller may provide to Purchaser copies of all Contracts.

             Personal Property. A true and complete schedule and description ("Personal Property Schedule") of all material tangible Personal Property.

            Permits. A list and description ("Permits Schedule") of all current franchises, business or other licenses, bonds, permits, certificates, authorizations and other evidences of consent, approval, authorization or permission relating to or affecting the Assets (collectively "Permits") of or from any person, including any governmental authority, held by Seller including any pending applications, but only to the extent that Purchaser may obtain or derive a benefit from such Permits after Closing. In lieu of providing a detailed Permits Schedule, Seller may provide to Purchaser copies of all Permits.

             Disputes. An itemized schedule and description ("Schedule of Disputes") of all material invoices, bills or other price, expense or cost determination documents of all persons who have performed or supplied or who are obligated to perform or supply materials, labor or other personal services to, for or related to the Assets, if any dispute exists with respect to any amount due or payable to, or to the past or future performance or supply of materials, labor or other personal services by or with, any such person. Schedule of Disputes shall include (i) the names of each such person, (ii) the amount payable to and in dispute or a description of any other dispute with such person, and (iii) the date such amount became due or payable to or the date the dispute arose with such person. Purchaser acknowledges that the Schedule of Disputes includes only matters for which a dispute exists on or after the execution of this Agreement.

              Warranties. A list and description ("Warranty Schedule") of all material third party bonds, warranties and guaranties, if any, which are in effect with respect to or which benefit any portion of the Assets. In lieu of providing a detailed Warranty Schedule, Seller may provide to Purchaser copies of all bonds, warranties and guaranties.

             Operating Statements. True and complete copies of all operating statements for the Assets for the last two calendar years and for calendar month ending April 30, 1996 (collectively "Operating Statements"); provided, however, that with respect to the Spalding Building, such operating statements need cover only such portion of the prior two calendar years during which the Spalding Building was owned by Carfax.
                             ARTICLE

                           INSPECTION

        Inspection Period. During the period beginning upon the Effective Date and ending at 5:00 p.m., local time, on the thirtieth (30th) day after the Effective Date (such period of time hereinafter referred to as the "Inspection Period"), Purchaser shall have the right to make a physical inspection of the Assets and to examine the financial and operating books and records relating to the Assets maintained by or for the benefit of Seller. All such inspections shall be conducted at Purchaser's sole risk and expense. Purchaser and/or Purchaser's agents and representatives shall have the right to conduct such non-destructive physical engineering, feasibility and other studies and tests on or of the Assets as Purchaser considers to be appropriate. Also, at Purchaser's expense, Purchaser and/or Purchaser's agents and representatives may copy any documents referred to or described in the schedules but not required to be provided to Purchaser as part of any schedule. All inspections shall occur at reasonable times agreed upon by Seller and Purchaser and shall be conducted so as not to unreasonably interfere with the use of the Assets by Seller or its tenants. Purchaser agrees to indemnify and hold Seller harmless of and from any claim for damages or injuries arising from Purchaser's inspections of the Assets, such obligations shall survive Closing or any termination of this Agreement.

        Right of Termination. Notwithstanding anything in this Agreement to the contrary, Purchaser shall have the right, for any reason in Purchaser's sole and absolute discretion, to terminate this Agreement by written notice to Seller on or before the expiration of the Inspection Period and Title Company shall immediately refund to Purchaser the Escrow Deposit and any interest thereon.


                             ARTICLE

                 REPRESENTATIONS AND WARRANTIES

        Purchaser's Representations and Warranties. Purchaser makes the following representations and warranties, as of the date of execution of this Agreement and as of the Closing Date which shall survive Closing and conveyance of the Assets to
Purchaser:

             Authority. Purchaser is a Texas corporation, duly formed, organized, existing and in good standing under the laws of the State of Texas; Purchaser has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the persons executing this Agreement and the other documents required hereunder are the duly designated officers of Purchaser and are authorized to do so.

             Inspection. Purchaser has made, or will make prior to expiration of the Inspection Period, an independent investigation, to the extent Purchaser deems necessary or appropriate, concerning the physical condition, value, development, use, marketability, feasibility and suitability of the Assets, including, without limitation, land use, zoning and other governmental restrictions.

        No Other Seller Representations. Except as expressly set forth herein, Purchaser acknowledges that no representations or warranties, express or implied, have been made by Seller or Seller's representatives.

             "AS IS, WHERE IS". PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES THAT IT HAS INSPECTED AND EXAMINED OR WILL INSPECT AND EXAMINE THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE PROPERTY. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE PURCHASER OF REAL ESTATE AND OFFICE DEVELOPMENTS AND THAT, EXCEPT AS SET FORTH IN SECTION , IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND THAT PURCHASER HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF.

       Seller's Representations and Warranties. Seller makes the following representations and warranties as of the date of execution of this Agreement and as of the Closing Date, which shall survive conveyance of the Assets to Purchaser:

            Authority. Seller is a Delaware limited partnership, duly formed, organized, existing and in good standing under the laws of the State of Delaware. Seller has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the persons executing this Agreement and the other documents required hereunder are the duly designated officers of Seller and are authorized to do so.

             Marketable Title. At the Effective Date and as of Closing, Seller will own the Personal Property free and clear of all liens, claims, encumbrances, and rights of others, and will convey same to Purchaser. Seller is not a party to any contract agreement, or commitment to sell, convey, assign, transfer or otherwise dispose of any portion or portions of the Assets.

             Liabilities.   As of Closing, except as  created  by
     this Agreement or disclosed in the schedules attached hereto, there will be no obligations or liabilities of any kind or nature whatsoever, actual or contingent, including, but not limited to any tax liabilities, contract liabilities or tort liabilities (other than liabilities incurred in the ordinary course of business which shall be disclosed to Purchaser in writing prior to the Closing Date or which are contained in the document delivered to Purchaser under
     Section 5.1 hereof) for which or to which Purchaser or the Assets may be liable or subject to except for non-delinquent obligations and liabilities accrued and thereafter accruing under the Permitted Exceptions or in the course of performance under one or more of such documents and agreements, disclosed in Section 5.1 hereof.

             Contracts. Except as may be delivered to Purchaser during the Inspection Period, there are no management, maintenance or other contracts in respect of the Property which are not terminable on thirty (30) days' notice. If Purchaser requests during the Inspection Period, any existing management contracts will be terminated at Closing.

              No Undisclosed Matters. To Seller's actual knowledge, there are no unsatisfied requests for material repairs, restorations or improvements from any insurance carrier or governmental authority. Seller has not received any written notice from any insurer of any defects or inadequacies in any part of the Assets which would adversely affect its insurability, or written notice of any claims of any governmental agency to the effect that the construction, operation or use of any of the Assets is in violation of any applicable law, ordinance, rule, regulation or order.

             No  Defaults.   Seller will not  at  Closing  be  in
     default in respect of any of its material obligations or liabilities pertaining to the Assets (including, but not limited to, such obligations and liabilities under the Permitted Exceptions, Contracts or Leases).

             Litigation. There is no litigation of a material nature pending or to Seller's actual knowledge, threatened against Seller or the Assets which relates to, or if decided adversely, could have a material adverse effect upon, the Assets (including condemnation or similar proceeding).

             Environmental  Matters.  For  the  purpose  of  this
     Agreement, the term "Hazardous Materials" shall mean (i) each and every substance included within the term "hazardous substance" or "hazardous waste" as defined in any one or more of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.A. Section 9601 et seq. (as heretofore amended), the Hazardous Materials Transportation Act of 1975, 49 U.S.C.A. Section 1801 et seq. (as heretofore amended), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq. (as heretofore amended) and any other federal, state or local environmental laws or regulations now or hereafter enacted; (ii) all substances to which the rules and regulations promulgated by any Federal or state agency pursuant to any one or more of said statutes applies; and
     (iii) any and all petroleum products and petroleum derivatives. Seller represents unto Purchaser that to Seller's actual knowledge, the following matters are true as of the Effective Date, and will also be true as of the date of Closing, and shall survive Closing and not merge into any documents delivered at Closing:

                  Seller has no notice or actual knowledge of any
          (i) currently existing violations of federal, state, county or municipal environmental laws in respect to the Assets, or (ii) past, pending or threatened administrative or judicial litigation or other legal proceedings including, without limitation, any enforcement proceeding under any federal, state, county or municipal statute, ordinance, rule or regulation concerning Hazardous Materials, relating to the Assets, or of any settlement thereof.

                  Seller has no actual knowledge of the existence of any underground storage tanks ("USTs") located on or below the Land.

            Certification of Rent Roll. No person has any title, interest or right to possession of any portion of the Real Property as a lessee, tenant or concessionaire of Seller except as shown on the Rent Roll Schedule. The Rent Roll Schedule correctly and accurately states the rent and term for each Lease. Except as disclosed in writing to Purchaser, the Rent Roll Schedule lists all Leases and all of the Leases are in full force and effect in accordance with their written terms and, to Seller's actual knowledge, are valid obligations of the tenants. Seller is not, and to Seller's actual knowledge no tenant is, in default in the performance of or under any such Lease in any material respect except as otherwise disclosed. The Rent Roll Schedule states all Deposits, prepaid rents, and other
     deposits  or  prepayments  for each  Lease.   No  tenant  is
     entitled to any rebate, concession, special allowance or other benefits, except as stated in the Leases or on the Rent Roll Schedule. To Seller's actual knowledge, no tenant has any counterclaim, defense or offset to any action for collection of rents or other amounts accruing after the Closing Date under any Lease. The rents and other sums due or to become due under each Lease have not been and will not be assigned, encumbered or subjected to any liens by Seller, except to lenders whose liens shall be assigned or released at Closing. Except as disclosed in the Rent Roll Schedule, there has been no deviation from any Lease or other documents executed by tenants in connection with the Leases. Seller has paid in full all leasing or similar commissions or payment obligations, if any, relating to any Lease.

             Operating Statements. To Seller's actual knowledge, the Operating Statements prepared by the management agent are true, accurate and complete in all material respects and present fairly the results of operations for the periods indicated.

             Use of Property. To Seller's actual knowledge, (i) no governmental, public or private authority intends or desires to appropriate the use of or limit the use of any of the Property pursuant to any condemnation, eminent domain or similar proceeding; (ii) no fact or condition exists which will result in the termination of the Property's current access to and from existing streets and utilities; (iii) the utilities serving the Property include electricity, telephone, city water, cable television, gas, and city sanitary and storm sewer adequate for the existing use of the Property as an apartment complex; (iv) the Property is validly zoned with respect to its existing use and no pending, contemplated or threatened change in zoning ordinances are applicable to the Property; and (v) the Improvements when constructed complied with all applicable building codes and all signs comply with all applicable sign ordinances.

             Documentation. To Seller's actual knowledge, all documents which shall be delivered to Purchaser by or on behalf of Seller under this Agreement shall be true, correct, complete and accurate in all material respects.

        FIRPTA. Seller is not a "foreign person" (as defined in the Internal Revenue Code and Income Tax Regulations). The provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, are not applicable to the Transaction.

            Definition of Knowledge. Whenever the term "Seller's actual knowledge is used herein, such phrase shall refer only to facts actually known to Norman Harrower, III, Scott
     Jenkins and Kim Northenor.

             Covenants of Seller. Seller covenants and agrees with Purchaser as follows:

             Access. During normal business hours prior to and after Closing, Seller agrees to give to Purchaser and its agents and representatives reasonable access to the Assets and the books and records directly relating to the ownership, management, maintenance and operation of the Assets, and all documents directly pertaining to the Assets that are in the possession of Seller, or any of Seller's agents or representatives. Seller will furnish Purchaser with such additional financial and operating data and other information reasonably available to Seller as may be reasonably necessary for Purchaser to thoroughly evaluate the Assets.

            Additional Audits. Purchaser shall have, in addition to any inspection or audit rights contained elsewhere in this Agreement, the right to conduct a full audit of the books and records of Seller relating to the operations and financial results of the Property, in such form and at such time, including up to 270 days after Closing, as Purchaser may reasonably determine is necessary to comply with applicable securities laws requirements, including, without limitation, Regulation 210.3-14 promulgated under the Securities Exchange Act of 1934, as amended. All costs incurred as a result of a Purchaser's undertaking such audit shall be borne exclusively by Purchaser; however, Seller shall make available such books, records and materials as may be reasonably requested by Purchaser or its accountants in order to conduct such audit. All such audit activities shall be conducted at Seller's place of business in a commercially reasonable fashion during normal business hours and upon five (5) days prior notice from Purchaser to Seller.

            No Material Changes.  Prior to Closing, Seller shall:
     (i) not cancel or permit cancellation of any hazard or liability insurance carried with respect to the Assets; (ii) remedy all material violations of laws, ordinances, orders or requirements relating to the Assets which are not caused by Purchaser and of which Seller has received actual or constructive notice and provide Purchaser with evidence of curing of same (provided that Seller shall not be required to expend more than $10,000, in the aggregate, with respect to such matters); (iii) operate the Property on a basis consistent with historical operations; and (iv) without the prior written consent of Purchaser, which shall not unreasonably be withheld, not enter into any, nor shall any agent acting on its behalf enter into, leases with respect to the Assets at rents below, or terms longer than, those entered into by Seller during the period from August, 1995 - April, 1996. Prior to Closing, Seller also will not, without the prior written consent of Purchaser, (i) sell, transfer or dispose or become obligated to sell, transfer or dispose of any of the Assets, except for the use and consumption of inventory, office and other supplies and spare parts, and the replacement of worn out, obsolete and defective tools, equipment and appliances, in the ordinary course of the business, (ii) except as specifically permitted by this Agreement, enter into any transaction, or make any commitment with respect to the Assets other than in the ordinary course of the business, (iii) amend, renew, extend, modify or terminate any Contract, Permit or Lease except as contemplated by this Agreement or except in the ordinary course of business. Prior to Closing, Seller shall operate and maintain the Assets in substantially the same manner and condition as Seller has operated and maintained the Assets immediately prior to the Effective Date, and Seller shall use reasonable efforts to maintain at least the current reputation of the Real Property. Seller will perform current or routine maintenance and repairs of or to the Assets as may be required or reasonably appropriate to operate and maintain the Assets.

             Consents. Seller and Purchaser shall each promptly file or submit and diligently prosecute any and all applications or notices with federal, state and/or local authorities and all other requests with any private persons or entities for consents, approvals, authorizations and permissions which are reasonably considered necessary or appropriate by Seller or Purchaser for the consummation of the Transaction or to prevent the termination of any Lease, Contract or Permit, or any loss or disadvantage to the Assets.

             Payments. Seller will cause to be paid when due or shall be responsible for all taxes, license fees, trade accounts and costs and expenses of operation and maintenance of the Assets incurred through the Closing Date, except amounts subject to proration under Section .

             Cooperation. Seller will assist and cooperate with any environmental evaluation, study or audit of the Real
     Property or the Personal Property prepared by, for or at the request of Purchaser.

            Notification of Subsequent Events. Prior to Closing, Seller shall notify Purchaser of any written notice received by Seller of any material adverse change in or to the Assets including, without limitation, any notice relating to any insurance contract or policy now held or owned by Seller to cancel or materially increase any premiums relating thereto.

       Conditions to Purchaser's Obligations. The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Purchaser in writing at or prior to Closing:

             Satisfaction. The representations and warranties of Seller contained in this Agreement shall have been true on the date of this Agreement and on Closing. Seller shall have performed all obligations and complied with all covenants required by this Agreement. Seller shall have delivered to Purchaser a certificate, in a form acceptable to Purchaser, dated as of the Closing Date and signed by Seller, concerning this Section .

              Inspection. Prior to the termination of the Inspection Period, Purchaser shall be satisfied, in its sole and absolute discretion, with respect to the operation, maintenance, repair, quality and status of the Property.

             Title  Defects.  All Title Defects, except Permitted
     Title Exceptions, shall have been cured by Seller or waived in writing by Purchaser.

             Title Policy. Purchaser shall have obtained a commitment to issue the Title Policy insuring good and indefeasible fee simple title to the Real Property in Purchaser in an amount equal to the Purchase Price.
              Releases. Delivery to Purchaser of separate documents executed by any person who has a lien or security interest on, in or against any of the Assets which terminate and cancel all of the liens and security interests upon the proper filing for record of such documents, and such other executed documents as Purchaser determines may be necessary to terminate and cancel all liens and security interests against the Assets, other than those to be assumed by Purchaser at Closing or otherwise contemplated by this Agreement which delivery may be made in escrow to the Title Company conditioned upon payment of portions of the Purchase Price to such person.

             Improvement Escrow. Seller shall fully fund and establish a $200,000 capital improvement escrow account in the name of Purchaser on terms and at a financial institution acceptable to Purchaser in its sole and absolute discretion. Purchaser shall have the right to use such funds for capital improvements in such manner and at such time as determined by Purchaser in its sole and absolute discretion.

             CIGNA Renewal. Seller shall have entered into a binding written lease renewal agreement with CIGNA on terms reasonably acceptable to Purchaser. Such terms shall include a five (5) year renewal term at an annual base rental rate of $16.00 per square foot commencing February, 1997 for substantially all of the space currently occupied by CIGNA with no obligation for any additional tenant improvements.

             No Injunction.  On the Closing Date, there shall  be
     no third party injunction, writ, preliminary restraining order or any order of any nature issued or threatened by a court of competent jurisdiction directing that the transactions contemplated herein not be consummated as herein provided.

        Conditions to Seller's Obligations. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Seller in writing at or prior to Closing:

             Satisfaction. The representations and warranties of Purchaser contained in this Agreement shall have been true on the date of this Agreement and on Closing. Purchaser shall have performed all obligations and complied with all covenants required by this Agreement. Purchaser shall have delivered to Seller a certificate, in a form acceptable to Seller, dated as of the Closing Date and signed by Purchaser, concerning this Section .

             No Injunction.  On the Closing Date, there shall  be
     no third party injunction, writ, preliminary restraining order or any order of any nature issued or threatened by a court of competent jurisdiction directing that the transactions contemplated herein not be consummated as herein provided.

        Closing Documents. At Closing, Seller shall deliver to Purchaser (i) full and complete possession of the Assets, (ii) such documents of sale, transfer, assignment and conveyance as may be reasonably required or requested by Purchaser to ensure that Purchaser owns and is vested with the entire legal and beneficial interest in the Assets, free and clear of all liens, security interests, claims and encumbrances and subject to no legal or equitable conditions or restrictions of any kind, except as specifically permitted by this Agreement, and (iii) such documents as may be reasonably required or requested by Purchaser to ensure that Seller has complied with all of Seller's obligations under this Agreement. The documents required to be properly executed by Seller and delivered to Purchaser and/or executed by Purchaser and delivered to Seller shall be in a form reasonably acceptable to Purchaser and Seller and include, but are not limited to:

             Limited Warranty Deed. A Limited Warranty Deed granting, conveying and warranting unto Purchaser good and marketable title to the Real Property in fee simple absolute, containing covenants of limited warranty, and subject to the Permitted Exceptions. The form of the
     Limited Warranty Deed will be approved by Seller and Purchaser prior to the expiration of the Inspection Period.

             Bill of Sale. A Bill of Sale and Assignment transferring and assigning to Purchaser good and marketable title to all of the tangible Personal Property, including all fixtures, machinery, equipment, appliances, inventory, office and other supplies and spare parts, and all other tangible Personal Property, containing covenants of warranty, and subject to no liens, charges, encumbrances, exceptions, conditions. restrictions, security interests or claims, of any kind or character other than the Permitted Exceptions. The form of the Bill of Sale and Assignment will be approved by Seller and Purchaser prior to the expiration of the Inspection Period.

             Assignment. An Assignment of Leases, Contracts and Intangibles transferring and assigning to Purchaser all of Seller's interest in, to and under (i) all Leases in force on the Closing Date, (ii) all rentals, Deposits, and other payments or deposits paid under or derived from such Leases, and (iv) all Contracts, Permits and other intangible Personal Property including, without limitation, all of Seller's rights and interests, if any, in the trade name "Spalding Building" and "Falls Pointe Office Building" on a non-exclusive basis. The form of the Assignment of Leases, Contracts and Intangibles will be approved by Seller and Purchaser prior to the expiration of the Inspection Period. Such Assignment of Leases, Contracts and Intangibles shall be joined in by Purchaser for the purpose of assuming all obligations under any assigned item arising from and after the Closing Date.

             Documents. Executed original copies, or copies certified as correct by Seller, of (i) all Leases in force on the Closing Date covering portions of the Real Property and all other documents referred to in the Rent Roll Schedule, (ii) all Contracts and Permits transferred and assigned to Purchaser, (iii) all "as built" plans, specifications, surveys or other documents relating or pertaining to the Assets in the possession of Seller (collectively "Plans"), including, but not limited to, all data and information relating to the repair, renovation, reconstruction, and maintenance of the Improvements and the tangible Personal Property, (iii) all other documents referred to in the schedules.

            Rent Roll.  A current and updated Rent Roll Schedule.

             FIRPTA. Affidavit from Seller that Seller is not a foreign person as defined in the Foreign Investment in Real Property Tax Act of 1980, as amended. The form of the Affidavit is contained in Exhibit 7.6(f).
             Keys. All keys and master keys to all locks located on the Real Property properly tagged for identification as well as cards keys and cards for the security systems, if any.

             Telephone and Mail. Such documents as may be required by (i) the local telephone company to assign to Purchaser all of Seller's rights and interest in each telephone number or phone line used by Seller exclusively for the operation of the Assets, and (ii) the U.S. Postal Service to assign to Purchaser all of Seller's rights and interest in each post office box and drawer exclusively for the operation of the Assets.

             Miscellaneous. Such other documents as may be required under other provisions of this Agreement or as may reasonably be required by Purchaser to consummate the Transaction, including, but not limited to, (i) a Closing Statement, (ii) a Closing Memorandum, and (iii) a Quitclaim Deed with the legal description contained in Exhibit 2(a) and/or the Survey, if the legal description of the Land contained in the Survey differs from the legal description contained in Exhibit 2(a).

                             ARTICLE

                      DEFAULTS AND REMEDIES

        Damages Against Purchaser. IF PURCHASER DEFAULTS UNDER ANY PROVISION OF THIS AGREEMENT AND CLOSING DOES NOT OCCUR, THEN SELLER SHALL BE RELEASED FROM ALL OBLIGATIONS IN LAW OR EQUITY TO CONVEY THE PROPERTY TO PURCHASER. PURCHASER AND SELLER AGREE THAT AS SELLER'S SOLE REMEDY FOR A DEFAULT HEREUNDER, BY WRITTEN NOTICE TO PURCHASER AND TITLE COMPANY, SELLER SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND BE ENTITLED TO RECEIVE THE ESCROW DEPOSIT PLUS ACCRUED INTEREST THEREON AS LIQUIDATED DAMAGES. PURCHASER AND SELLER ACKNOWLEDGE AND AGREE THAT ACTUAL DAMAGES WILL BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN. THEREFORE, THE SUM REPRESENTED BY THE ESCROW DEPOSIT PLUS ANY ACCRUED INTEREST THEREON SHALL BE DEEMED TO CONSTITUTE A REASONABLE ESTIMATE AND AGREED STIPULATION OF SELLER'S DAMAGES AND SHALL CONSTITUTE SELLER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT THIS TRANSACTION FAILS TO CLOSE AS A RESULT OF PURCHASER'S DEFAULT. NOTWITHSTANDING THE FOREGOING, PURCHASER'S LIABILITY
UNDER THE LAST SENTENCE OF SECTION 6.1 HEREOF AND THE LAST SENTENCE OF SECTION 10.1 HEREOF SHALL REMAIN IN FULL FORCE AND EFFECT.

       Damages against Seller. In the event that Seller fails to perform all of Seller's obligations under this Agreement, including the obligation to consummate the Transaction, then
Purchaser may make written demand to Seller for performance of this Agreement. If Seller fails to comply with Purchaser's written demand within 30 days after receipt of such written demand for performance, Purchaser shall have the exclusive right to (i) waive such default, (ii) seek specific performance of Seller's obligations under this Agreement, or (iii) terminate this Agreement and promptly receive a full refund of the Escrow Deposit and all interest thereon, without further liability on Purchaser's part. Seller agrees that the Business and the Assets are unique and that damages for failure by Seller to consummate the Transaction will be impracticable and extremely difficult to determine. Therefore, in the event that Seller fails or refuses to consummate the Transaction and Purchaser seeks injunctive relief or specific performance, Seller specifically agrees that the remedies of injunctive relief or specific performance are appropriate remedies for Purchaser, and Seller waives and agrees not to assert any claim or defense that injunctive relief or specific performance is not an appropriate remedy for Purchaser.

                             ARTICLE

                          RISK OF LOSS

        Risk of Loss. Prior to Closing, Seller shall have full risk of loss or damage with respect to the Assets. Upon Closing, full risk of loss or damage with respect to the Assets shall pass to Purchaser. For purposes of this Article 9, "loss or damage" shall mean the following: (i) any loss, damage, destruction or injury by fire, storm, accident, flood or other casualty or hazard to the Assets; and (ii) any condemnation, eminent domain or other similar proceeding.

        Minor Damage. In the event of loss or damage to the Real Property or any portion thereof (the "premises in question") which is not "major" as hereinafter defined), this Agreement shall remain in full and effect provided Seller performs any necessary repairs or, at Seller's option, reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of the Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event Seller elects to perform repairs upon the Real Property, Seller shall use reasonable efforts to complete such repairs promptly and if necessary, the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs; provided, however, Closing may not be extended for a period of more than thirty (30) days without the prior consent of Purchaser.

        Major Damage. In the event of a "major" loss or damage, Purchaser may either (i) terminate this Agreement and immediately receive a refund of the Escrow Deposit and all interest thereon, or (ii) it may proceed with this transaction and receive Seller's insurance proceeds, if any, for such damage. In such event, Seller shall execute all documents reasonably requested by Purchaser to assign Seller's rights and interest to such insurance proceeds.

        Definition of Major Loss or Damage. For purposes of Sections and , "major" loss or damage refers to the following:
(i) loss or damage to the Assets or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage or loss would be, in the certified opinion of a mutually acceptable architect, equal to or greater than Fifty Thousand Dollars ($50,000), and (ii) any loss or damage due to a condemnation which permanently or materially impairs the current use of the Assets.


                             ARTICLE

                       GENERAL PROVISIONS

        Brokerage Commission. Seller shall pay any and all brokerage commissions due to Robinson Tritschler, Inc. and Trammell Crow Company pursuant to a separate written agreement. If the purchase and sale hereunder does not close for any reason, including default by either Seller or Purchaser, then no commission shall be due by any party hereto. Except as set forth in the preceding sentence, Seller and Purchaser represent to each other that they have acted directly and independently with the other as principals and that neither Seller nor Purchaser have retained or authorized the services of any broker or finder with respect to this transaction. Seller agrees to indemnify and hold Purchaser harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Seller. Purchaser agrees to indemnify and hold Seller harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Purchaser.

        Entire Agreement. This Agreement, together with all exhibits or schedules either attached or delivered pursuant hereto and other agreements expressly referred to herein, constitutes the entire agreement between the parties with respect to the purchase and sale of the Assets. All prior to or contemporaneous agreements, understandings, representations, warranties and statements, oral or written, are superseded.

        Further  Assurances.   The parties  agree  to  take  such
further action and execute such documents and instruments as may be reasonably required in order to more effectively carry out the terms of this Agreement and the intentions of the parties.

        Modification, Waiver. Except as expressly contemplated herein, no modification, waiver, supplement or discharge of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement thereof is or may be sought. No waiver of a breach of any of the terms, covenants or conditions of this Agreement by either party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by either party hereunder shall be implied from any omissions by either party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.

         Severability. If any term, provision, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable to any extent by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby, and each term, provision, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

        Successors. Subject to the restriction on assignment provided herein, all terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

        Assignment. Purchaser may assign its rights under this Agreement to a wholly owned subsidiary of Purchaser or to a limited partnership controlled by either Purchaser or its wholly owned subsidiary without Seller's consent; provided, however, no such assignment shall relieve Purchaser of its obligations hereunder. Except as contemplated by the preceding sentence, Seller and Purchaser shall not assign their respective rights, obligations or interest under this Agreement without the prior written consent of the other.

         Survival   of   Representations  and  Warranties.    All
obligations hereunder to be performed after Closing, and all warranties and representations contained herein, shall survive Closing and the delivery of the Special Warranty Deed to Purchaser.

         Attorneys'  Fees.   If  either  party  commences   legal
proceedings for any relief against the other party arising out of this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees.

        Time.   Time  is  of  the essence with  respect  to  this
Agreement.

        No Other Inducement. The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressed herein.

        Computation of Time Periods. All periods of the time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

        Notices. Any notice, request, instruction or other document to be given or furnished under this Agreement by either party to the other party or to the Title Company shall be in writing and shall be delivered personally or shall be sent by facsimile transmission (with a copy sent by regular U. S. mail) or registered or certified mail, postage prepaid, or by prepaid overnight delivery service, at the address or telecopy number in this Section or to such other address, telecopy number of person as either party may designate by written notice to the other party. A notice, request, instruction or other documents shall be deemed to be given (a) when delivered personally, (b) sent by facsimile transmission (with a copy sent by regular U. S. mail), or (c) if sent by certified mail or overnight delivery service, at the time the delivery is indicated on the duly completed United States Postal Service return receipt or the time of package pick up as indicated on the records of or certificates provided by the overnight delivery service.


Seller:             ELV Associates, Inc.
                    Attention:  Ms. Suzanne Shank

Office Address:     3340 Peachtree Road, N.E., Suite 267
                    Atlanta, GA  30326

Telephone Number:   (404) 240-0688

Telecopy Number:    (404) 364-0197

with copies to:     ELV Associates, Inc.
                    Attention:  M. Norie Harrower

Office Address:     14 E. 77th Street
                    New York, NY  10021

and:                William F. Stevens, Esq.
                    Long, Aldridge & Norman

Office Address:     One Peachtree Center, Suite 5300
                    303 Peachtree Street
                    Atlanta, GA  30308

Telephone Number:   (404) 527-8510

Telecopy Number:    (404) 527-4198

Purchaser:          The Parkway Company
                    Attention:  James M. Ingram

Office Address:     188 East Capitol Street, Suite 300
                    Jackson, Mississippi 39201

Mailing Address:    Post Office Box 22728
                    Jackson, Mississippi 39225

Telephone Number:   (601) 948-4091

Telecopy Number     (601) 949-4077

        Headings.   The captions and paragraph headings  used  in
this Agreement are inserted for convenience of reference only and are not intended to define, limit or affect the interpretation or construction of any term or provision hereof.

       Exhibits. All schedules or exhibits referred to herein or attached hereto are incorporated herein by this reference.
        Counterparts. This Agreement may be executed in multiple copies, each of which shall be deemed an original, but all of which shall constitute one Agreement binding on all parties.
         Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Georgia.

        Effective Date. The date of delivery to Title Company of a fully executed counterpart of this Agreement, as evidenced by Title Company's notation in the space set forth below, shall be deemed the effective date of this Agreement (the "Effective Date").

        Like-Kind Exchange. Purchaser agrees that, upon request by Seller, Purchaser will cooperate with Seller in such a manner as to permit Seller to convey the Assets as a part of a tax-free exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended; provided, however, that Purchaser shall not incur any additional cost, expense or liability in so cooperating, and Seller shall indemnify and hold Purchaser harmless from and against any cost, expense or liability for providing such cooperation.

      IN WITNESS WHEREOF, Seller and Purchaser have executed this
Agreement as of the Effective Date.

                         SELLER:

                         CARFAX ENTERPRISES LIMITED PARTNERSHIP

                         Executed by Seller this 29 day of April, 1996.

                          By:  E. L. Vaduz Enterprises, Inc., its
                          sole general partner

                          By:       E. L. Vaduz Enterprises, Inc.
                          Name:     /s/ Norman Harrower III
                          Title:    Vice President

                          PURCHASER:

                          THE PARKWAY COMPANY

                          Executed by Purchaser this 29 day of April, 1996.

                          By:  /s/ Steven G. Rogers, President
                          By:  /s/ James M. Ingram, Vice President



                 ACKNOWLEDGMENT BY TITLE COMPANY


     Title Company hereby agrees to perform its obligations under this Agreement and acknowledge receipt of (a) the Escrow Deposit from Purchaser in the amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) on the 30th day of April, 1996 and (b) a fully executed counterpart of this Agreement on the 2nd day of May, 1996.


                         METROPOLITAN TITLE AGENCY, INC.,

                         By:      Metropolitan Title Agency, Inc.
                         Name:    Roy D. Zemonex
                         Title:   President